SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2001
                                -----------------

                            REWARD ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                000-27259                  98-0203927
      -----------------     ----------------------      -------------------
(State or other jurisdiction   (Commission                (IRS Employer
       of incorporation)        File Number)             Identification No.)

      10780 Santa Monica Blvd., Suite 280, Los Angeles, California  90025
    -----------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)


          Registrant's telephone number, including area (310) 474-6070
                                 --------------

Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A

Item 3. Bankruptcy or Receivership.

There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies described in this Form 8K.

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Item 4. Changes in Registrant's Certifying Accountant.

N/A

Item 5. Other Events.

N/A

Item 6. Resignations of Registrant's Directors.

Effective October 27, 2001, Brian Doutaz resigned as a Director of Reward. Mr. Doutaz's resignation was not the result of a disagreement with the Company. A copy of Mr. Doutaz's resignation letter is included as an exhibit to this filing.

Upon the resignation of Mr. Doutaz, the directors of Reward will be:

Name                             Position
----                             --------
Edward Withrow III               Co-CEO and Director
Warren Withrow                   Co-CEO and Director
Ron Hall                         Director



Item 7. Financial Statements and Exhibits.

N/A

Item 8. Change in Fiscal Year.

N/A

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Reward Enterprises, Inc.
                                         ---------------------------------------
                                                     (Registrant)

                                                  /s/ Warren Withrow
                                         ---------------------------------------
Date:   November 9, 2001                        Warren Withrow, Director
      ------------------------------


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Exhibits:

17.1   Letter on Director resignation

Exhibit 17.1

                                       RESIGNATION
                                       -----------

TO:      REWARD ENTERPRISES, INC.

AND TO:  THE BOARD OF DIRECTORS THEREOF


             I, BRIAN C. DOUTAZ, of Vancouver, British Columbia hereby tender my resignation as a Director and Officer of Reward Enterprises, Inc. effective October 27, 2001.

             DATED at Vancouver, in the Province of British Columbia this 26th Day of October, 2001.



                                              /s/ Brian C. Doutaz
                                              ----------------------------------
                                              Brian C. Doutaz

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